                                                                   EXHIBIT 10.57

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 (this "AMENDMENT") dated as of December 31, 2003 to the CREDIT AGREEMENT (the "CREDIT AGREEMENT") dated March 12, 2003, is by and among ARIAD Pharmaceuticals, Inc., a Delaware corporation, ARIAD Corporation, a Delaware corporation, and ARIAD Gene Therapeutics, Inc., a Delaware corporation (hereinafter sometimes referred to collectively as the "BORROWERS") and Citizens Bank of Massachusetts, a Massachusetts bank (the "LENDER"). All capitalized terms not defined herein but defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, the Borrowers have applied to the Lender for an extension of and increase to the Loan made pursuant to the Credit Agreement; and

         WHEREAS, the Borrowers and the Lender have agreed to certain other modifications to the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Borrowers and the Lender hereby agree that the Credit Agreement is amended as follows:

         1. AMENDMENT TO SUBSECTION 2.1(A). Subsection 2.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  2.1 General.

                           (a) Subject to the terms and conditions hereof, the
                  Lender agrees to make a loan (the "LOAN") to the Borrowers on the Closing Date in the principal amount of Eight Million Three Hundred Seventy-Five Thousand and 00/100 Dollars ($8,375,000.00). The principal amount of the Loan may from time to time be advanced as or converted to (i) LIBOR Loans,
                  (ii) Prime Rate Loans or (iii) a combination thereof, as determined by the Borrowers and notified to the Lender in accordance with subsections 2.2 and 2.8.

         2. AMENDMENT TO SUBSECTION 2.5. Subsection 2.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  2.5 Payment of Term Loan. The Borrowers hereby unconditionally promise to pay to the order of the Lender the principal amount of the Loan in thirty-eight monthly installments of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) commencing on January 31, 2004, and continuing on the last day of each consecutive month thereafter until the Maturity Date. The Borrowers hereby further agree to pay interest on the unpaid principal balance of the Loan, in arrears, on each Interest Payment Date; provided, however, any such interest accruing at the Late Rate shall be due and payable on demand. On the Maturity Date (or such earlier date on which the Loan becomes due and payable pursuant to subsection 7.1), the entire remaining outstanding balance of the Loan (including, without limitation, all unpaid principal, all accrued but unpaid interest and all unpaid fees, charges, costs and expenses) shall be immediately due and payable in full.

         3. AMENDMENT TO SUBSECTION 5.13. Subsection 5.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  5.13 Cash, Cash Equivalents, Marketable Securities and Investments.

                  (a) During the term of this Agreement, the Borrowers shall maintain, as evidenced on their consolidated balance sheet, not less than Twelve Million and 00/100 Dollars ($12,000,000.00) in Unrestricted Cash, unrestricted Cash Equivalents, and unrestricted marketable securities (the "LIQUID ASSETS").

                  (b) Not less than Eighty-Five Percent (85%) of the Borrowers' total Liquid Assets shall be invested through and held by the Treasury Desk in Cash Equivalents or such other debt investments as are offered through the Treasury Desk and which are consistent with the Borrowers' current investment policy, a copy of which is attached hereto as EXHIBIT D, all of such investments to be in book entry form with maturity dates of not less than thirty (30) days (each singly, a "TREASURY DESK INVESTMENT" and collectively, the "TREASURY DESK INVESTMENTS"). Notwithstanding the foregoing, in no event shall the Borrowers be required to invest more than Seventeen Million and 00/100 Dollars ($17,000,000.00) with the Treasury Desk during the Term of this Agreement.

                  (c) Each maturing Treasury Desk Investment shall automatically be renewed for a like period and on market terms unless the Borrowers have notified the Lender of their intent to change the Treasury Desk Investment. To institute such a change, the Borrowers shall, not less than two (2) Business Days prior to the maturity of such Treasury Desk Investment, provide special instructions to the Treasury Desk regarding the maturing Treasury Desk Investment. The Borrowers shall confirm such instructions to the Treasury Desk and the Lender the same day by e-mail notification in the form attached hereto as EXHIBIT E (the "CONFIRMATION NOTIFICATION"). The Confirmation Notification shall contain, in addition to standard instructions, a representation and warranty that the execution of the requested instructions shall not cause a breach of any of the covenants contained in this Agreement.

         4. AMENDMENT TO APPENDIX A TO THE CREDIT AGREEMENT. The text of the definition of "Maturity Date" contained in Appendix A of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "MATURITY DATE": March 31, 2007

         5. AMENDMENT TO APPENDIX A TO EXHIBIT B TO THE CREDIT AGREEMENT. Appendix A to Exhibit B of the Credit Agreement is hereby deleted in its entirety and replaced with the attached Appendix A.

         6. NO FURTHER AMENDMENTS. Except as amended hereby, all other provisions of the Credit Agreement shall remain in full force and effect. After the effective date hereof, all references in the Credit Agreement and other Financing Documents shall be deemed to refer to the Credit Agreement as amended hereby, representing the entire expression of the parties with respect to the subject matter hereof on the date this Amendment is executed.

         7. RATIFICATION OF FINANCING DOCUMENTS. By signing below, the Borrowers ratify and affirm the terms of the Credit Agreement (as amended hereby), the Note, the Security Agreements and all other Financing Documents executed in connection with any of the foregoing, and confirm and represent that each remains in full force and effect and that no default or event of default has occurred thereunder (except such defaults or events of default as have been waived in writing by the Lender on or before the date hereof or such defaults or events of default as the Borrowers have requested, in writing prior to the date hereof, the Lender to waive).

         8. GOVERNING LAW. This Amendment shall be governed in all respects by the laws of the Commonwealth of Massachusetts without regard to any conflicts of laws principles.

         9. DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provisions of this Amendment.

         10. COUNTERPARTS. This Amendment may be executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute but one instrument.

         11. SEVERABILITY. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                    [signatures contained on following page]

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         WITNESS our hands and seals as of the date set forth above.

WITNESS AS TO ALL:                     ARIAD PHARMACEUTICALS, INC.


                                       By:  /s/ Edward M. Fitzgerald
                                            ------------------------------------
       /s/ Kerrie Kneeland                  Name:   Edward M. Fitzgerald
--------------------------                  Title:  Senior Vice President and
Name:  Kerrie Kneeland                              Chief Financial Officer


                                       ARIAD CORPORATION

                                       By:  /s/ Edward M. Fitzgerald
                                            ------------------------------------
                                            Name:   Edward M. Fitzgerald
                                            Title:  Vice President and
                                                    Chief Financial Officer

                                       ARIAD GENE THERAPEUTICS, INC.


                                       By:  /s/ Harvey J. Berger, M.D.
                                            ------------------------------------
                                          Name:   Harvey J. Berger, M.D.
                                          Title:  Chief Executive Officer


                                       CITIZENS BANK OF MASSACHUSETTS

                                       By:             /s/ R. Scott Haskell
                                            ------------------------------------
                                            Name:   R. Scott Haskell
                                            Title:  Vice President

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss.                                          December 23, 2003

         Then personally appeared the above-named Edward M. Fitzgerald, of ARIAD Pharmaceuticals, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of ARIAD Pharmaceuticals, Inc., before me.


                                         /s/ Barbara D. Matyskiel
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: 3/15/07
                                         [AFFIX NOTARIAL SEAL]

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss.                                          December 23, 2003

         Then personally appeared the above-named Edward M. Fitzgerald, of ARIAD Corporation, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of ARIAD Corporation, before me.

                                         /s/ Barbara D. Matyskiel
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: 3/15/07
                                         [AFFIX NOTARIAL SEAL]

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss.                                          December 23, 2003

         Then personally appeared the above-named Harvey J. Berger, M.D., of ARIAD Gene Therapeutics, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of ARIAD Gene Therapeutics, Inc., before me.


                                         /s/ Barbara D. Matyskiel
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: 3/15/07
                                         [AFFIX NOTARIAL SEAL]

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.                                            December 24, 2003

         Then personally appeared the above-named Scott Haskell, Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank of Massachusetts, before me.

                                         /s/ Denise D. Finigan
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: 9/23/05
                                         [AFFIX NOTARIAL SEAL]

                      APPENDIX A TO COMPLIANCE CERTIFICATE
                           ARIAD PHARMACEUTICALS, INC.
                                ARIAD CORPORATION
                          ARIAD GENE THERAPEUTICS, INC.

I. TOTAL BALANCE SHEET CASH & INVESTMENTS:
   ---------------------------------------
       1. Total Cash & Investments:
                                                                                             -----------
       2. Required Total Cash & Investments Per Covenant:                                    $12,000,000
                                                                                             -----------
       3.Excess / (Deficit) (#1-#2)
                                                                                             -----------

II. CITIZENS TREASURY DESK INVESTMENTS:

       3. Borrowers' Investments at Citizens' Treasury Desk:
                                                                                             -----------
       4. Required Treasury Desk Investments*:
                                                                                             -----------
       5.Excess / (Deficit) Treasury Desk Investments (#3-#4):
                                                                                             -----------

III. TREASURY DESK INVESTMENT SUMMARY:
    ----------------------------------
       Government Securities:
                                                                                             -----------
       Commercial Paper:
                                                                                             -----------
       Citizens Certificate of Deposits:
                                                                                             -----------
       Treasury Bills:
                                                                                             -----------
       Total (Equals #3):
                                                                                             -----------

* Equals the lesser of $17.0 million or 85% times Total Cash & Investments (Item #1)